UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2011 (January 13, 2011)
_______________________________________________________________

CHINA SUN GROUP HIGH-TECH CO.
(Exact name of registrant as specified in its charter)

DELAWARE	333-118259	54-2142880
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Hutan Street, Zhongshan District
Dalian, P.R. China
(Address of principal executive offices) (Zip Code)

+86 (411) 8289-7752
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                     Results of Operations and Financial Condition.

On January 13, 2011, China Sun Group High-tech Co. (the “Registrant”) issued a press release announcing its financial results for the second quarter ended November 30, 2010. A copy of the press release is attached as Exhibit 99.1, which is incorporated herein by reference.

The information in this Current Report on Form 8-K and exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release dated January 13, 2011 regarding financial results of China Sun Group High-Tech Co. for the second quarter ended November 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SUN GROUP HIGH-TECH CO.

Dated: January 13, 2011	By:	/s/ Guosheng Fu
Guosheng Fu
Chief Executive Officer

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